EXHIBIT 99.2

Q4 | 2024 This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre), earnings before interest, income taxes, depreciation, amortization, rent and management fees (EBITDARM), funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), net debt, net operating income (NOI), cash NOI, and same store cash NOI, as well as ratios derived from the foregoing. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measures, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the Company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to expected lease expiration and annualized base rent trends and extensions of the Company's term loan and revolving line of credit. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the expectations of Sila Realty Trust, Inc. (the "Company"), and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the Company's 2023 Annual Report on Form 10-K, as filed with the SEC on March 6, 2024, and the risk factors described under section Item 1A. "Risk Factors" of Part II of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, as filed with the SEC on August 7, 2024. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Disclosures All quarterly information presented in this supplement is unaudited and should be read in conjunction with the Company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 6, 2024. All per share data has been retroactively adjusted to reflect the Company's one-for-four reverse stock split, or Reverse Stock Split, of each issued and outstanding share of each class of common stock, which occurred on May 1, 2024. See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2024 Section Page Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Senior Vice President of Capital Markets and Investor Relations IR@silarealtytrust.com www.silarealtytrust.com Quarterly Financial Summary ..................................................................... 3 Financial Statistics and Ratios ................................................................... 4 Consolidated Balance Sheets .................................................................... 5 Consolidated Statements of Net Income (Loss) ................................... 6 Reconciliations of Non-GAAP Measures - FFO, Core FFO, and AFFO ................................................................................................................. 7 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre ... 8 Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) ................................................................................................................. 9 Same Store Cash NOI and Leasing Trends ............................................ 10 Debt .................................................................................................................. 11 Acquisitions and Dispositions .................................................................... 12 Property Map .................................................................................................. 13 Real Estate Diversification .......................................................................... 14 Portfolio ........................................................................................................... 17 Glossary ........................................................................................................... 21 Supplemental Information as of December 31, 2024 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Quarterly Financial Summary
(dollars in thousands, except share data and per share amounts)
Q4 | 2024

The following tables summarize the Company's quarterly financial results and portfolio metrics.

Financial Results	Three Months Ended December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Rental revenue	$ 46,545	$ 46,118	$ 43,554	$ 50,639	$ 45,914
Net income (loss) attributable to common stockholders	$ 11,114	$ 11,935	$ 4,628	$ 14,980	$ (8,996)
Net income (loss) per common share - diluted[1]	$ 0.20	$ 0.21	$ 0.08	$ 0.26	$ (0.16)
EBITDAre	$ 33,859	$ 36,060	$ 30,485	$ 39,096	$ 33,560
FFO	$ 28,571	$ 30,568	$ 25,268	$ 33,779	$ 27,366
FFO per common share - diluted[1]	$ 0.51	$ 0.54	$ 0.44	$ 0.59	$ 0.47
FFO payout ratio	77.5 %	73.4 %	91.6 %	69.9 %	83.4 %
Core FFO	$ 28,998	$ 30,798	$ 30,069	$ 36,160	$ 30,928
Core FFO per common share - diluted[1]	$ 0.52	$ 0.55	$ 0.52	$ 0.63	$ 0.54
Core FFO payout ratio	76.4 %	72.8 %	77.0 %	65.3 %	73.8 %
AFFO	$ 30,235	$ 31,714	$ 30,845	$ 38,285	$ 32,697
AFFO per common share - diluted[1]	$ 0.54	$ 0.57	$ 0.54	$ 0.66	$ 0.57
AFFO payout ratio	73.3 %	70.7 %	75.0 %	61.7 %	69.8 %

Portfolio Metrics	As of December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Number of properties[2]	135	136	137	136	131
Rentable square feet (in thousands)	5,263	5,271	5,288	5,258	5,114
Weighted average rent escalation	2.2%	2.2%	2.2%	2.2%	2.2%
Weighted average leased rate	96.0%	95.5%	97.5%	99.2%	99.4%
Weighted average remaining lease term	9.7 years	8.3 years	8.2 years	8.4 years	8.5 years
Number of leases[3]	169	168	169	169	158
Triple net lease exposure[4,5]	99.9 %	99.9 %	99.9 %	99.9 %	99.9 %

(1) Retroactively adjusted for the effects of the Reverse Stock Split effective May 1, 2024.
(2) Excludes two undeveloped land parcels.
(3) Master leases account for a single lease.
(4) Includes triple net leases and absolute net leases.
(5) Based on annualized contractual base rent.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust
3 | Page

Financial Statistics and Ratios
(dollars in thousands, except per share amounts)
Q4 | 2024

Interest Coverage Ratio

	Three Months Ended				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Interest expense	$ 5,265	$ 5,468	$ 5,193	$ 5,294	$ 6,171
EBITDAre	33,859	36,060	30,485	39,096	33,560
Interest coverage ratio	6.4 x	6.6 x	5.9 x	7.4 x	5.4 x

Net Debt Ratios

	As of				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Principal debt outstanding	$ 525,000	$ 525,000	$ 525,000	$ 525,000	$ 525,000
Less: cash and cash equivalents	39,844	28,606	86,971	90,242	202,019
Net debt	485,156	496,394	438,029	434,758	322,981
EBITDAre annualized[1]	148,080	143,292	142,680	144,072	152,580
Net debt to EBITDAre ratio	3.3 x	3.5 x	3.1 x	3.0 x	2.1 x
Net debt	$ 485,156	$ 496,394	$ 438,029	$ 434,758	$ 322,981
Adjusted fair value of real estate investments	—	—	—	2,119,620	2,001,202
Enterprise value	1,834,200	1,900,659	1,657,412	—	—
Net debt leverage ratio[2]	26.5 %	26.1 %	26.4 %	20.5 %	16.1 %

Financial Metrics

	December 31, 2024
Net debt leverage ratio[2]	26.5 %
Net debt to EBITDAre ratio	3.3 x
Interest coverage ratio	6.4 x
Liquidity[3]	$ 539,844

Other Key Metrics

	December 31, 2024
Total real estate investments at cost	$ 2,241,708
Common stock (NYSE: SILA) price per share	$ 24.32
Annualized distribution per share[4,5]	$ 1.60

(1) EBITDAre is annualized by taking the current month amount, removing lease termination income and items that are not a result of normal operations, and multiplying by twelve months.

(2) As a result of the Company's listing on the New York Stock Exchange on June 13, 2024, net debt leverage ratio is calculated as net debt to enterprise value as of December 31, 2024, September 30, 2024 and June 30, 2024. Prior to the listing, net debt leverage ratio was calculated as net debt to adjusted fair value of real estate investments as of March 31, 2024 and December 31, 2023.

(3) Liquidity represents cash and cash equivalents of $39.8 million and borrowing base availability on the Company's credit facility of $500.0 million as of December 31, 2024.

(4) Retroactively adjusted for the effects of the Reverse Stock Split effective May 1, 2024.

(5) Represents distributions paid during the year ended December 31, 2024.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust
4 | Page

Q4 | 2024 December 31, 2024 December 31, 2023 ASSETS Real estate: Land $ 160,743 $ 157,821 Buildings and improvements, less accumulated depreciation of $277,024 and $227,156, respectively 1,546,877 1,470,831 Total real estate, net 1,707,620 1,628,652 Cash and cash equivalents 39,844 202,019 Intangible assets, less accumulated amortization of $122,208 and $102,456, respectively 125,655 134,999 Goodwill 17,700 17,700 Right-of-use assets 36,332 36,384 Other assets 79,923 79,825 Total assets $ 2,007,074 $ 2,099,579 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $3,079 and $1,847, respectively $ 521,921 $ 523,153 Accounts payable and other liabilities 33,405 30,381 Intangible liabilities, less accumulated amortization of $8,761 and $7,417, respectively 7,070 10,452 Lease liabilities 41,493 41,158 Total liabilities 603,889 605,144 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 61,779,631 and 61,154,4041 shares issued, respectively; 55,075,006 and 56,983,5641 shares outstanding, respectively 551 570 Additional paid-in capital 1,998,777 2,044,450 Distributions in excess of accumulated earnings (607,499) (567,188) Accumulated other comprehensive income 11,356 16,603 Total stockholders’ equity 1,403,185 1,494,435 Total liabilities and stockholders’ equity $ 2,007,074 $ 2,099,579 Consolidated Balance Sheets (dollars in thousands, except share data) (unaudited) (1) Retroactively adjusted for the effects of the Reverse Stock Split effective May 1, 2024. | Page5 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2024 Three Months Ended December 31, Year Ended December 31,   2024 2023 2024 2023 Revenue: Rental revenue $ 46,545 $ 45,914 $ 186,856 $ 189,065 Expenses: Rental expenses 5,912 5,468 23,138 20,196 Listing-related expenses — — 3,012 — General and administrative expenses 7,015 7,418 25,336 23,896 Depreciation and amortization 17,745 18,841 74,754 74,293 Impairment and disposition losses — 17,544 1,210 24,252 Total operating expenses 30,672 49,271 127,450 142,637 Other (expense) income: Gain on dispositions of real estate 265 — 341 22 Interest and other income 241 532 4,130 702 Interest expense (5,265) (6,171) (21,220) (23,110) Total other (expense) income (4,759) (5,639) (16,749) (22,386) Net income (loss) attributable to common stockholders $ 11,114 $ (8,996) $ 42,657 $ 24,042 Weighted average number of common shares outstanding: Basic1 55,019,874 56,951,622 56,228,545 56,799,886 Diluted1 55,510,399 56,951,622 56,685,496 57,261,637 Net income (loss) per common share attributable to common stockholders: Basic1 $ 0.20 $ (0.16) $ 0.75 $ 0.42 Diluted1 $ 0.20 $ (0.16) $ 0.75 $ 0.42 Consolidated Statements of Net Income (Loss) (dollars in thousands, except share data and per share amounts) (unaudited) (1) Retroactively adjusted for the effects of the Reverse Stock Split effective May 1, 2024. | Page6 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Reconciliations of Non-GAAP Measures - FFO, Core FFO and AFFO
(dollars in thousands, except share data and per share amounts)

Q4 | 2024

	Three Months Ended December 31,		Year Ended December 31,	
	2024	2023	2024	2023
Net income (loss) attributable to common stockholders	$ 11,114	$ (8,996)	$ 42,657	$ 24,042
Adjustments:				
Depreciation and amortization of real estate assets	17,722	18,818	74,660	74,202
Gain on dispositions of real estate	(265)	—	(341)	(22)
Impairment and disposition losses	—	17,544	1,210	24,252
FFO[1]	$ 28,571	$ 27,366	$ 118,186	$ 122,474
Adjustments:				
Listing-related expenses	—	—	3,012	—
Severance	19	1,318	1,885	1,401
Write-off of straight-line rent receivables related to prior periods	—	1,650	—	3,268
Accelerated stock-based compensation	61	318	936	318
Amortization of above (below) market lease intangibles, including ground leases, net	347	276	1,778	1,386
Loss on extinguishment of debt	—	—	228	—
Core FFO[1]	$ 28,998	$ 30,928	$ 126,025	$ 128,847
Adjustments:				
Deferred rent[2]	456	456	3,510	1,644
Straight-line rent adjustments	(1,788)	(1,357)	(5,555)	(5,465)
Amortization of deferred financing costs	578	425	2,185	1,665
Stock-based compensation	1,991	2,245	4,914	5,966
AFFO[1]	$ 30,235	$ 32,697	$ 131,079	$ 132,657
Net income (loss) per common share - diluted[3]	$ 0.20	$ (0.16)	$ 0.75	$ 0.42
FFO per common share - diluted[3]	$ 0.51	$ 0.47	$ 2.08	$ 2.14
Core FFO per common share - diluted[3]	$ 0.52	$ 0.54	$ 2.22	$ 2.25
AFFO per common share - diluted[3]	$ 0.54	$ 0.57	$ 2.31	$ 2.32
FFO payout ratio	77.5 %	83.4 %	77.3 %	74.5 %
Core FFO payout ratio	76.4 %	73.8 %	72.5 %	70.8 %
AFFO payout ratio	73.3 %	69.8 %	69.7 %	68.8 %

(1) The years ended December 31, 2024 and 2023 include $4.1 million and $5.7 million, respectively, of lease termination fee income received.

(2) The year ended December 31, 2024 includes a $2.0 million severance fee received from GenesisCare USA, Inc. and its affiliates, or GenesisCare, in exchange for the 10 properties removed from the prior master lease, or the Severed Properties, and is recognized in rental revenues over the remaining GenesisCare amended master lease term.

(3) Retroactively adjusted for the effects of the Reverse Stock Split effective May 1, 2024.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

7 | Page

Q4 | 2024 Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Net income (loss) attributable to common stockholders $ 11,114 $ (8,996) $ 42,657 $ 24,042 Adjustments: Interest expense1 5,265 6,171 21,220 23,110 Depreciation and amortization 17,745 18,841 74,754 74,293 EBITDA $ 34,124 $ 16,016 $ 138,631 $ 121,445 Gain on real estate dispositions (265) — (341) (22) Impairment and disposition losses — 17,544 1,210 24,252 EBITDAre $ 33,859 $ 33,560 $ 139,500 $ 145,675 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre (dollars in thousands) (1) Includes loss on extinguishment of debt of $0.2 million for the year ended December 31, 2024, in connection with the pay-off of our prior term loan agreement. | Page8 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) Q4 | 2024

Reconciliations of Non-GAAP Measures - Net Operating Income (NOI)

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,	
	2024	2023	2024	2023
Rental revenue	$ 46,545	$ 45,914	$ 186,856	$ 189,065
Rental expenses	(5,912)	(5,468)	(23,138)	(20,196)
Net operating income	$ 40,633	$ 40,446	$ 163,718	$ 168,869
Adjustments:				
Straight-line rent adjustments, net of write-offs	(1,788)	293	(5,555)	(2,197)
Amortization of above (below) market lease intangibles, including ground leases, net	347	276	1,778	1,386
Internal property management fee	1,312	1,332	5,139	5,250
Deferred rent[1]	456	456	3,510	1,644
Cash NOI[1,2]	$ 40,960	$ 42,803	$ 168,590	$ 174,952
Cash NOI margin[3]	88.0 %	93.2 %	90.2 %	92.5 %
Cash NOI yield[4]	7.2 %	8.0 %	7.6 %	8.3 %

(1) The year ended December 31, 2024 includes a $2.0 million severance fee received from GenesisCare in exchange for the Severed Properties, and will be recognized in rental revenues over the remaining GenesisCare amended master lease term.

(2) The year ended December 31, 2024 and 2023 include $4.1 million and $5.7 million, respectively, of lease termination fee income received.

(3) Calculated by dividing Cash NOI by rental revenue.

(4) Calculated by dividing the annualized Cash NOI for the three months ended December 31, 2024 and 2023, respectively, (determined by multiplying actual Cash NOI, excluding lease termination income by four quarters, then adding lease termination income collected for the quarter) by the weighted average total real estate investments at cost. Calculated using actual Cash NOI for the years ended December 31, 2024 and 2023, respectively, by the weighted average total real estate investments at cost.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

9 | Page

Q4 | 2024 125 Properties1 (1) Each period's results reflect only properties owned and operated for the entirety of all calendar periods being compared. Sa m e St or e C as h N et O pe ra tin g In co m e End of Period W eighted A verage Leased Rate $38.0 $38.7 $37.8 $38.0 $37.8 99.4% 99.4% 99.4% 95.6% 95.6% 4Q23 1Q24 2Q24 3Q24 4Q24 0M 10M 20M 30M 40M 50M 40% 50% 60% 70% 80% 90% 100% Same Store Cash NOI and Leasing Trends | Page10 See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Debt
(dollars in millions)

Q4 | 2024

Unsecured Credit Facility Key Covenants

Unsecured Credit Facility Key Covenants	Required	Actual
Ratio of total indebtedness to total gross asset value	≤ 60.0%	23.0 %
Ratio of secured indebtedness to total gross asset value	≤ 30.0%	0.0 %
Ratio of adjusted EBITDA to fixed charges	≥ 1.50x	7.54 x
Ratio of adjusted NOI from unencumbered properties under the credit facility to total unsecured interest expense	≥ 1.75x	4.17 x

The table above includes a summary of key financial covenants for the Company's credit facility, as defined and calculated within the terms of the Company's credit and term loan agreements. These calculations are presented to reflect the Company's compliance with the covenants and are not intended to be measures of the Company's liquidity or performance.

Debt Summary

Hedged debt	Amount	Rate[1]	% of Total
Credit facility term loans, fixed through interest rate swaps	$ 525.0	4.6 %	100.0 %
Total debt	$ 525.0	4.6 %	100.0 %

Debt Maturities



$500M
$375M
$250M
$125M
$0M
Revolver (Undrawn $500M)
$250M
$275M
2025
2026[2]
2027[3]
2028
2029
Credit Facility Term Loan - Fixed Through Swaps

Interest Rate Swap Maturities



$500M
$375M
$250M
$125M
$0M
$275M
$250M
2025
2026
2027
2028[4]
2029[5]

(1) Weighted average interest rate as of December 31, 2024.

(2) The revolving line of credit, at the Company's election, could have been extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee. We did not elect to extend this revolving line of credit and replaced it on February 18, 2025 with a senior unsecured revolving credit agreement for aggregate commitments available of up to $600 million. The new revolving credit agreement matures on February 16, 2029 and may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee.

(3) The 2027 term loan may be extended for a period of one year on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee.

(4) The 2028 term loan is fixed through six interest rate swaps with an aggregate notional amount of $275 million that mature on January 31, 2028. As of December 31, 2024, the weighted average fixed interest rate on the interest rate swap agreements maturing on January 31, 2028 was 2.83%.

(5) The 2027 term loan is fixed through four interest rate swaps with an aggregate notional amount of $250 million that mature on March 20, 2029. These swaps were entered into to replace five interest rate swaps with an aggregate notional amount of $250 million that had a maturity date of December 31, 2024. As of December 31, 2024, the weighted average fixed interest rate on the interest rate swap agreements maturing on March 20, 2029 was 3.76%.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

11 | Page

Acquisitions and Dispositions Q4 | 2024

2024 Acquisitions

Date Acquired	Property	Rentable Square Feet	Market	State	Acquisition Price[1] (in thousands)
02/26/2024	Brownsburg Healthcare Facility	55,986	Indianapolis	IN	$ 39,115
03/20/2024	Cave Creek Healthcare Facility	32,450	Phoenix	AZ	19,355
03/20/2024	Marana Healthcare Facility	32,250	Tucson	AZ	16,156
03/20/2024	Surprise Healthcare Facility	32,450	Phoenix	AZ	18,602
03/20/2024	Tucson Healthcare Facility V	32,450	Tucson	AZ	15,994
03/20/2024	Weslaco Healthcare Facility	28,750	McAllen	TX	15,713
05/21/2024	Reading Healthcare Facility	30,000	Reading	PA	10,754
07/25/2024	Fort Smith Healthcare Facility	62,570	Fort Smith	AR	28,364
Total 2024 Acquisitions		306,906			$ 164,053

(1) Includes capitalized acquisition costs.

2024 Dispositions

Date Disposed	Property	Rentable Square Feet	Market	State	Sale Price (in thousands)
01/31/2024	New Bedford Healthcare Facility	70,657	Providence	MA	$ 1,500
09/25/2024	Fort Myers Healthcare Facility I and II	79,237	Fort Myers	FL	15,500
12/10/2024	Yucca Valley Healthcare Facility	12,240	Riverside	CA	1,700
Total 2024 Dispositions		162,134			$ 18,700

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

12 | Page

Q4 | 2024

Property Map
(as of December 31, 2024)


Single Property Market
Multi-Property Market

Property Diversification

- Medical Outpatient Building
- Inpatient Rehabilitation Facility
- Surgical and Specialty Facilities[1]


37.6%
Annualized Base Rent[2]
30.1%
32.3%
65.2%
Properties[3]
20.0%
14.8%

Single/Multi-Tenant Concentration

- Single Tenant
- Multi-Tenant


9.2%
Annualized Base Rent[2]
90.8%
10.4%
Properties[3]
89.6%

(1) Surgical and Specialty Facilities includes Surgical Facilities, Long-Term Acute Care Hospitals, Behavioral Healthcare Facilities, Transitional Care, Micro-Hospitals and Short-Term Acute Care Hospitals.

(2) Based on annualized December 2024 contractual base rent.

(3) Excludes two undeveloped land parcels.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

13 | Page

Real Estate Diversification Q4 | 2024

Total Statistics

	As of December 31, 2024	As of December 31, 2023
Rentable square feet	5,262,631	5,113,959
Number of properties[1]	135	131
Weighted average annualized base rent per leased square foot	$32.72	$31.75
Weighted average remaining lease term	9.7 years	8.5 years
Weighted average leased rate	96.0 %	99.4 %
Number of leases[2]	169	158

Top 10 Markets[3]

	As of December 31, 2024		As of December 31, 2023	
	Rentable Square Feet	% Leased[4]	Rentable Square Feet	% Leased[4]
Dallas	312,590	100.0 %	312,590	100.0 %
Oklahoma City	479,137	100.0 %	479,137	100.0 %
San Antonio	293,782	96.3 %	293,782	96.3 %
Akron	191,269	100.0 %	191,269	100.0 %
Tucson	224,314	100.0 %	159,614	100.0 %
Des Moines	244,548	100.0 %	244,548	100.0 %
Philadelphia	89,139	100.0 %	89,139	100.0 %
Houston	117,672	100.0 %	117,672	100.0 %
Chicago	129,634	100.0 %	129,634	100.0 %
Austin	125,269	100.0 %	125,269	100.0 %
Total	2,207,354	99.5 %	2,142,654	99.5 %

Top 10 States[3]


Texas
28.6%
Oklahoma
7.3%
Louisiana
5.8%
Arizona
5.7%
California
5.1%
Ohio
4.9%
Florida
4.7%
Arkansas
4.3%
Iowa
4.0%
New Jersey
3.6%

Top 10 Markets[3]


Dallas
8.0%
Oklahoma City
7.3%
San Antonio
5.4%
Akron
4.2%
Tucson
4.1%
Des Moines
4.0%
Philadelphia
3.6%
Houston
3.0%
Chicago
2.9%
Austin
2.9%

(1) Excludes two undeveloped land parcels as of December 31, 2024 and December 31, 2023.
(2) Master leases account for a single lease.
(3) Represents each market's, or state's, as applicable, annualized December 2024 contractual base rent as a percentage of total annualized December 2024 contractual base rent.
(4) Weighted average based on rentable square feet.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

14 | Page

Real Estate Diversification Q4 | 2024

Lease Expirations[1]


$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0M
Annualized Base Rent
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
Square Feet
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Thereafter
Annualized Base Rent[2]
Expiring Leased Square Feet

Tenant Diversification[2,3,4]


Post Acute Medical, LLC
15 Properties
15.8%
Baylor Scott and White Health
7
8.0%
Community Health Systems, Inc.
9
6.9%
Integris Health, Inc.
9
5.8%
Tenet Healthcare Corporation
8
5.6%
Trinity Health
8
5.6%
Select Medical Holdings Corporation
2
5.0%
Surgery Partners, Inc.
2
4.6%
Cleveland Clinic Foundation
2
2.8%
Community Health Network, Inc.
2
2.6%

Tenant Credit Concentrations[2,5]


38.3%
28.6%
33.1%
Investment Grade Rated Tenant/ Guarantor or Affiliate
Rated Tenant/Guarantor or Affiliate
Non-Rated Tenant/Guarantor

Annual Lease Escalation Structure


11.2%
Leases[6]
88.8%
13.3%
Annualized Base Rent[2]
86.7%
Contractual
CPI

(1) The table includes a tenant who has been moved to the cash basis of accounting for revenue recognition purposes that has continued to make rental payments as of December 31, 2024.
(2) Based on annualized December 2024 contractual base rent.
(3) Includes tenants under common control.
(4) LifePoint Health, Inc., or LifePoint, is a partner in joint ventures that lease certain of our properties, with ownership percentages at each joint venture ranging from 49% to 51%, and is a 100% owner of the tenant entity at another property. The aggregate annualized base rent of the properties with any amount of LifePoint ownership is 9.3% of the total portfolio annualized base rent. However, LifePoint is not represented in our top ten tenants due to the Company's determination of common control at each property, which includes consideration of both ownership percentages and credit ratings.
(5) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated.
(6) Master leases account for a single lease.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust 15 | Page

Q4 | 2024 % of ABR2 EBITDARM Coverage Medical Outpatient Building 15.6% 7.05x Inpatient Rehabilitation Facility 27.2% 4.22x Surgical and Specialty Facilities3 29.1% 5.41x Reporting Properties 71.9% 5.31x Non-Reporting Properties 28.1% Total Portfolio 100.0% EBITDARM Coverage Ratio1 Real Estate Diversification (1) EBITDARM coverage ratios are based on the latest financial statements available to the Company and are calculated on a trailing twelve-month basis. See glossary for definition. (2) Based on annualized December 2024 contractual base rent. (3) Surgical and Specialty Facilities includes Surgical Facilities, Long-Term Acute Care Hospitals, Behavioral Healthcare Facilities, Transitional Care, Micro-Hospitals and Short-Term Acute Care Hospitals. (4) Excludes non-reporting properties. % o f A BR 1.8% 10.2% 10.6% 15.7% 4.5% 29.1% <1.00x 1.00x to 1.99x 2.00x to 2.99x 3.00x to 3.99x 4.00x to 4.99x ≥5.00x —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% % of ABR by EBITDARM Coverage Ratio1,4 | Page16 See the glossary for a description of the Company's non-GAAP financial and operating metrics. 2

Portfolio
(as of December 31, 2024)

Q4 | 2024

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Akron	Akron Healthcare Facility	OH	98,705	10/4/2019	100.0 %	Medical Outpatient Building
Akron	Akron Healthcare Facility II	OH	38,564	10/4/2019	100.0 %	Medical Outpatient Building
Akron	Akron Healthcare Facility III	OH	54,000	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Alexandria	Alexandria Healthcare Facility	LA	15,600	10/4/2019	100.0 %	Medical Outpatient Building
Appleton	Appleton Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Outpatient Building
Augusta	Augusta Healthcare Facility	ME	51,000	7/22/2015	100.0 %	Medical Outpatient Building
Augusta	Oakland Healthcare Facility	ME	20,000	7/22/2015	100.0 %	Medical Outpatient Building
Austin	Austin Healthcare Facility	TX	66,095	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Austin	Austin Healthcare Facility II	TX	18,273	10/4/2019	100.0 %	Medical Outpatient Building
Austin	Luling Healthcare Facility	TX	40,901	7/30/2015	100.0 %	Specialty Facility
Beaumont	Beaumont Healthcare Facility	TX	61,000	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Beckley	Fairlea Healthcare Facility	WV	5,200	10/4/2019	100.0 %	Medical Outpatient Building
Boston	Stoughton Healthcare Facility	MA	180,744	12/23/2014	— %	Specialty Facility
Bremerton	Silverdale Healthcare Facility	WA	26,127	8/25/2017	100.0 %	Medical Outpatient Building
Bremerton	Silverdale Healthcare Facility II	WA	19,184	9/20/2017	100.0 %	Medical Outpatient Building
Chicago	Aurora Healthcare Facility	IL	24,722	3/30/2017	100.0 %	Medical Outpatient Building
Chicago	Burr Ridge Healthcare Facility	IL	104,912	9/27/2023	100.0 %	Medical Outpatient Building
Cincinnati	Cincinnati Healthcare Facility	OH	14,868	10/29/2014	100.0 %	Medical Outpatient Building
Cincinnati	Cincinnati Healthcare Facility III	OH	41,600	7/22/2015	100.0 %	Medical Outpatient Building
Cincinnati	Florence Healthcare Facility	KY	41,600	7/22/2015	100.0 %	Medical Outpatient Building
Corpus Christi	Corpus Christi Healthcare Facility	TX	25,102	12/22/2016	100.0 %	Medical Outpatient Building
Covington	Covington Healthcare Facility	LA	43,250	10/4/2019	100.0 %	Specialty Facility
Dallas	Allen Healthcare Facility	TX	42,627	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Dallas	Carrollton Healthcare Facility	TX	21,990	4/27/2018	100.0 %	Medical Outpatient Building
Dallas	Dallas Healthcare Facility	TX	62,390	10/4/2019	100.0 %	Surgical Facility
Dallas	Fort Worth Healthcare Facility	TX	83,464	12/31/2014	100.0 %	Surgical Facility
Dallas	Fort Worth Healthcare Facility II	TX	8,268	12/31/2014	100.0 %	Medical Outpatient Building
Dallas	Fort Worth Healthcare Facility III	TX	36,800	12/23/2015	100.0 %	Medical Outpatient Building
Dallas	Frisco Healthcare Facility	TX	57,051	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Denver	Denver Healthcare Facility	CO	131,210	10/4/2019	100.0 %	Specialty Facility
Des Moines	Clive Healthcare Facility	IA	58,156	11/26/2018	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility II	IA	63,224	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility III	IA	33,974	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility IV	IA	35,419	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Undeveloped Land	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Clive Undeveloped Land II	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Grimes Healthcare Facility	IA	14,669	2/19/2020	100.0 %	Medical Outpatient Building
Des Moines	Indianola Healthcare Facility	IA	18,116	9/26/2018	100.0 %	Medical Outpatient Building
Des Moines	Indianola Healthcare Facility II	IA	20,990	9/26/2018	100.0 %	Medical Outpatient Building
Destin	Crestview Healthcare Facility	FL	5,685	10/4/2019	100.0 %	Medical Outpatient Building
Destin	Fort Walton Beach Healthcare Facility	FL	9,017	10/4/2019	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

17 | Page

Portfolio (Continued) Q4 | 2024

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Destin	Santa Rosa Beach Healthcare Facility	FL	5,000	10/4/2019	100.0 %	Medical Outpatient Building
Elkhart	Goshen Healthcare Facility	IN	15,462	10/4/2019	100.0 %	Medical Outpatient Building
Fayetteville	Fayetteville Healthcare Facility	AR	55,740	10/4/2019	100.0 %	Surgical Facility
Fort Myers	Bonita Springs Healthcare Facility	FL	9,800	10/4/2019	100.0 %	Medical Outpatient Building
Fort Myers	Lehigh Acres Healthcare Facility	FL	5,746	10/4/2019	100.0 %	Medical Outpatient Building
Fort Smith	Fort Smith Healthcare Facility	AR	62,570	7/25/2024	100.0 %	Inpatient Rehabilitation Facility
Frankfort	Frankfort Healthcare Facility	KY	4,000	10/4/2019	100.0 %	Medical Outpatient Building
Grand Rapids	Grand Rapids Healthcare Facility	MI	108,014	12/7/2016	80.1 %	Medical Outpatient Building
Green Bay	Bellevue Healthcare Facility	WI	5,838	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	De Pere Healthcare Facility	WI	7,100	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	Howard Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	Sturgeon Bay Healthcare Facility	WI	3,100	10/4/2019	100.0 %	Medical Outpatient Building
Hammond	Hammond Healthcare Facility	LA	63,000	10/4/2019	100.0 %	Surgical Facility
Hammond	Hammond Healthcare Facility II	LA	23,835	10/4/2019	100.0 %	Specialty Facility
Hot Springs	Hot Springs Healthcare Facility	AR	8,573	10/17/2018	100.0 %	Medical Outpatient Building
Houston	Houston Healthcare Facility	TX	13,645	7/31/2014	100.0 %	Medical Outpatient Building
Houston	Houston Healthcare Facility III	TX	16,217	10/4/2019	100.0 %	Medical Outpatient Building
Houston	Katy Healthcare Facility	TX	34,296	6/8/2018	100.0 %	Specialty Facility
Houston	Webster Healthcare Facility	TX	53,514	6/5/2015	100.0 %	Inpatient Rehabilitation Facility
Indianapolis	Brownsburg Healthcare Facility	IN	55,986	2/26/2024	100.0 %	Inpatient Rehabilitation Facility
Indianapolis	Greenwood Healthcare Facility	IN	53,560	4/19/2021	100.0 %	Inpatient Rehabilitation Facility
Jacksonville	Jacksonville Healthcare Facility	FL	13,082	10/4/2019	100.0 %	Medical Outpatient Building
Kansas City	Overland Park Healthcare Facility	KS	54,568	2/17/2015	100.0 %	Inpatient Rehabilitation Facility
Lafayette	Lafayette Healthcare Facility	LA	73,824	10/4/2019	100.0 %	Surgical Facility
Lakeland	Winter Haven Healthcare Facility	FL	7,560	1/27/2015	100.0 %	Medical Outpatient Building
Laredo	Laredo Healthcare Facility	TX	61,677	9/19/2019	100.0 %	Medical Outpatient Building
Laredo	Laredo Healthcare Facility II	TX	118,132	9/19/2019	100.0 %	Medical Outpatient Building
Las Vegas	Henderson Healthcare Facility	NV	6,685	10/4/2019	100.0 %	Medical Outpatient Building
Las Vegas	Las Vegas Healthcare Facility	NV	56,220	6/24/2016	100.0 %	Inpatient Rehabilitation Facility
Las Vegas	Las Vegas Healthcare Facility II	NV	6,963	10/4/2019	100.0 %	Medical Outpatient Building
Little Rock	Benton Healthcare Facility	AR	104,419	10/17/2018	100.0 %	Medical Outpatient Building
Little Rock	Benton Healthcare Facility II	AR	11,350	10/17/2018	100.0 %	Medical Outpatient Building
Little Rock	Bryant Healthcare Facility	AR	23,450	10/17/2018	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

18 | Page

Portfolio (Continued) Q4 | 2024

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Little Rock	Bryant Healthcare Facility II	AR	16,425	8/16/2019	100.0 %	Medical Outpatient Building
Los Angeles	El Segundo Healthcare Facility	CA	12,163	10/4/2019	100.0 %	Medical Outpatient Building
Lubbock	Lubbock Healthcare Facility	TX	102,143	10/4/2019	100.0 %	Surgical Facility
Manitowoc	Manitowoc Healthcare Facility	WI	7,987	10/4/2019	100.0 %	Medical Outpatient Building
Manitowoc	Manitowoc Healthcare Facility II	WI	36,090	10/4/2019	100.0 %	Medical Outpatient Building
Marinette	Marinette Healthcare Facility	WI	4,178	10/4/2019	100.0 %	Medical Outpatient Building
Miami	West Palm Beach Healthcare Facility	FL	25,150	6/15/2023	100.0 %	Medical Outpatient Building
McAllen	Weslaco Healthcare Facility	TX	28,750	3/20/2024	100.0 %	Specialty Facility
Oklahoma City	Edmond Healthcare Facility	OK	17,700	1/20/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Newcastle Healthcare Facility	OK	7,424	2/3/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility	OK	94,076	12/29/2015	100.0 %	Specialty Facility
Oklahoma City	Oklahoma City Healthcare Facility II	OK	41,394	12/29/2015	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility III	OK	5,000	1/27/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility IV	OK	8,762	1/27/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility V	OK	43,676	2/11/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility VI	OK	14,676	3/7/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility VII	OK	102,978	6/22/2016	100.0 %	Surgical Facility
Oklahoma City	Oklahoma City Healthcare Facility VIII	OK	62,857	6/30/2016	100.0 %	Surgical Facility
Oklahoma City	Oklahoma City Healthcare Facility IX	OK	34,970	10/4/2019	100.0 %	Medical Outpatient Building
Oklahoma City	Yukon Healthcare Facility	OK	45,624	3/10/2022	100.0 %	Medical Outpatient Building
Omaha	Omaha Healthcare Facility	NE	40,402	10/14/2015	100.0 %	Specialty Facility
Oshkosh	Oshkosh Healthcare Facility	WI	8,717	10/4/2019	100.0 %	Medical Outpatient Building
Philadelphia	Marlton Healthcare Facility	NJ	89,139	11/1/2016	100.0 %	Inpatient Rehabilitation Facility
Phoenix	Cave Creek Healthcare Facility	AZ	32,450	3/20/2024	100.0 %	Specialty Facility
Phoenix	Surprise Healthcare Facility	AZ	32,450	3/20/2024	100.0 %	Specialty Facility
Pittsburgh	Clarion Healthcare Facility	PA	33,000	6/1/2015	100.0 %	Medical Outpatient Building
Pittsburgh	Pleasant Hills Healthcare Facility	PA	33,712	5/12/2022	100.0 %	Medical Outpatient Building
Poplar Bluff	Poplar Bluff Healthcare Facility	MO	71,519	9/19/2019	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility I	WA	6,000	5/20/2022	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility II	WA	9,230	5/20/2022	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility III	WA	5,400	5/20/2022	100.0 %	Medical Outpatient Building
Providence	North Smithfield Healthcare Facility	RI	92,944	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Reading	Wyomissing Healthcare Facility	PA	37,117	7/24/2015	100.0 %	Surgical Facility
Reading	Reading Healthcare Facility	PA	30,000	5/21/2024	100.0 %	Medical Outpatient Building
Riverside	Palm Desert Healthcare Facility	CA	6,963	10/4/2019	100.0 %	Medical Outpatient Building
Riverside	Rancho Mirage Healthcare Facility	CA	47,008	3/1/2016	100.0 %	Inpatient Rehabilitation Facility
Riverside	Rancho Mirage Healthcare Facility II	CA	7,432	10/4/2019	100.0 %	Medical Outpatient Building
Saginaw	Saginaw Healthcare Facility	MI	87,843	12/21/2017	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust
19 | Page

Portfolio (Continued) Q4 | 2024

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
San Antonio	New Braunfels Healthcare Facility	TX	27,971	10/4/2019	100.0 %	Specialty Facility
San Antonio	San Antonio Healthcare Facility	TX	44,746	6/29/2017	100.0 %	Specialty Facility
San Antonio	San Antonio Healthcare Facility III	TX	50,000	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility IV	TX	113,136	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility V	TX	57,929	10/4/2019	81.3 %	Medical Outpatient Building
San Diego	Escondido Healthcare Facility	CA	56,800	7/21/2022	100.0 %	Inpatient Rehabilitation Facility
Sarasota	Lakewood Ranch Healthcare Facility	FL	10,919	10/4/2019	100.0 %	Medical Outpatient Building
Savannah	Savannah Healthcare Facility	GA	48,184	10/4/2019	100.0 %	Specialty Facility
Scranton	Wilkes-Barre Healthcare Facility	PA	15,996	10/4/2019	100.0 %	Medical Outpatient Building
Sherman	Sherman Healthcare Facility	TX	57,576	11/20/2015	100.0 %	Surgical Facility
Sherman	Sherman Healthcare Facility II	TX	8,055	11/20/2015	100.0 %	Medical Outpatient Building
St. Louis	Bridgeton Healthcare Facility	MO	66,914	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Tampa	Tampa Healthcare Facility	FL	33,822	9/8/2020	100.0 %	Medical Outpatient Building
Tampa	Tampa Healthcare Facility II	FL	87,649	7/20/2022	100.0 %	Inpatient Rehabilitation Facility
Tucson	Marana Healthcare Facility	AZ	32,250	3/20/2024	100.0 %	Specialty Facility
Tucson	Tucson Healthcare Facility	AZ	34,009	9/19/2019	100.0 %	Medical Outpatient Building
Tucson	Tucson Healthcare Facility II	AZ	60,913	12/26/2019	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility III	AZ	20,000	12/27/2019	100.0 %	Medical Outpatient Building
Tucson	Tucson Healthcare Facility IV	AZ	44,692	12/22/2020	100.0 %	Medical Outpatient Building
Tucson	Tucson Healthcare Facility V	AZ	32,450	3/20/2024	100.0 %	Medical Outpatient Building
Valdosta	Valdosta Healthcare Facility	GA	24,750	11/28/2018	100.0 %	Medical Outpatient Building
Valdosta	Valdosta Healthcare Facility II	GA	12,745	11/28/2018	100.0 %	Medical Outpatient Building
Victoria	Victoria Healthcare Facility	TX	34,297	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Victoria	Victoria Healthcare Facility II	TX	28,752	10/4/2019	100.0 %	Specialty Facility
Winston	Winston-Salem Healthcare Facility	NC	22,200	12/17/2014	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

20 | Page

Glossary Q4 | 2024

Adjusted Fair Value of Real Estate Investments

Adjusted fair value of real estate investments is calculated using the real estate values determined as of the most recent NAV (as defined below), adjusted for property acquisitions and dispositions, major capital expenditures, and impairments.

Contractual Annualized Base Rent

The sum of each tenant's contractual base rent in the last month of the period multiplied by twelve months, unless otherwise specified.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

These supplemental non-GAAP performance measures are defined as net income or loss, calculated in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairments of real estate assets, losses from the disposition of properties, and gains from the disposition of properties. EBITDAre is a definition promulgated by the National Association of Real Estate Investment Trusts (NAREIT). The Company believes these metrics are important indicators of the Company's operating performance and its ability to service debt.

The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net income (loss) attributable to common stockholders	$ 11,114	$ 11,935	$ 4,628	$ 14,980	$ (8,996)
Adjustments:					
Interest expense[1]	5,265	5,468	5,193	5,294	6,171
Depreciation and amortization	17,745	17,865	20,246	18,898	18,841
EBITDA	$ 34,124	$ 35,268	$ 30,067	$ 39,172	$ 16,016
Gain on real estate dispositions	(265)	—	—	(76)	—
Impairment and disposition losses	—	792	418	—	17,544
EBITDAre	$ 33,859	$ 36,060	$ 30,485	$ 39,096	$ 33,560

(1) Includes loss on extinguishment of debt of $0.2 million for the three months ended March 31, 2024, in connection with the pay-off of our prior term loan agreement.

Earnings Before Interest, Taxes, Depreciation, Amortization, Rent and Management Fees (EBITDARM)

The Company utilizes EBITDARM, a supplemental non-GAAP performance measure, to evaluate the core operations of our tenants and/or guarantors (together, the "Obligor") of our properties. An Obligor's reported EBITDARM may be adjusted for certain non-recurring items or items not core to operations. Management believes such adjustments are reasonable and necessary to evaluate Obligor performance. Most Obligor financial statements are unaudited, and we have not independently verified any financial information received from Obligors and, therefore, we cannot confirm that such information is accurate or complete.

EBITDARM Coverage

Represents the ratio of EBITDARM of our reporting Obligors, divided by either (i) in the case of tenant individual property level reporting, the rent payable to the Company for the related period, or (ii) in the case of tenant multiple property level reporting, or in the case of guarantor reporting, total rent reported in its financial statements. EBITDARM Coverage is one indicator of an Obligor's ability to generate sufficient cash flows to cover its rental obligations. This ratio is based on the latest financial statements available to the Company and is calculated on a trailing twelve-month basis, when available and appropriate. For reporting purposes, the ratio for each Obligor is then weighted based on the annualized base rent of the reporting property. Properties for which Obligor financial statements are excluded include those (i) that are either not available or not sufficiently detailed, (ii) that are Management Services Organizations, (iii) where the Obligor has filed for bankruptcy, or (iv) properties which are not stabilized. Properties with new operations are considered stabilized only upon the earlier to occur of (i) the Obligor generating a 1.25x EBITDARM Coverage ratio, or (ii) twenty-four months after the property has been open for operations.

Sila realty trust

21 | Page

Glossary Q4 | 2024

Enterprise Value

Enterprise value represents market capitalization plus net debt.

Funds From Operations (FFO), Core Funds From Operations, and Adjusted Funds From Operations (AFFO)

FFO, a non-GAAP financial measure, is calculated consistent with NAREIT's definition, as net income (loss) (calculated in accordance with GAAP), excluding gains from sales of real estate assets, impairment of real estate assets and disposition losses from sales of real estate assets, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. The Company does not have any investments in unconsolidated partnerships or joint ventures. The Company believes FFO provides a useful understanding of our performance to investors and to our management, and when compared to year over year, FFO reflects the impact on our operations from trends in occupancy. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. The Company believes Core FFO, a non-GAAP financial measure, is a supplemental financial performance measure that provides investors with additional information to understand the Company's sustainable performance. The Company calculates Core FFO by adjusting FFO to remove the effect of certain GAAP non-cash income and expense items, unusual and infrequent items that are not expected to impact its operating performance on an ongoing basis, items that affect comparability to prior periods and/or items that are not related to its core real estate operations. Excluded items include listing-related expenses, severance, write-off of straight-line rent receivables related to prior periods, accelerated stock-based compensation, amortization of above- and below-market lease intangibles (including ground leases) and loss on extinguishment of debt. Other REITs may use different methodologies for calculating Core FFO and, accordingly, the Company's Core FFO may not be comparable to other REITs. The Company believes AFFO, a non-GAAP financial measure, is a supplemental financial performance measure that provides investors appropriate supplemental information to evaluate the ongoing operations of the Company. AFFO is a metric used by management to evaluate the Company's dividend policy. The Company calculates AFFO by further adjusting Core FFO for the following items: deferred rent, current period straight-line rent adjustments, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the Company's AFFO may not be comparable to other REITs.

FFO, Core FFO and AFFO should not be considered to be more relevant or accurate than the GAAP methodology in calculating net income (loss) or in its applicability in evaluating the Company's operational performance. The method used to evaluate the value and performance of real estate under GAAP should be considered a more relevant measure of operating performance and more prominent than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO.

The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO, Core FFO and AFFO for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net income (loss) attributable to common stockholders	$ 11,114	$ 11,935	$ 4,628	$ 14,980	$ (8,996)
Adjustments:					
Depreciation and amortization of real estate assets	17,722	17,841	20,222	18,875	18,818
Gain on dispositions of real estate	(265)	—	—	(76)	—
Impairment and disposition losses	—	792	418	—	17,544
FFO[1]	$ 28,571	$ 30,568	$ 25,268	$ 33,779	$ 27,366
Adjustments:					
Listing-related expenses	—	32	2,924	56	—
Severance	19	3	—	1,863	1,318
Write-off of straight-line rent receivables related to prior periods	—	—	—	—	1,650
Accelerated stock-based compensation	61	12	—	863	318
Amortization of above (below) market lease intangibles, including ground leases, net	347	183	1,877	(629)	276
Loss on extinguishment of debt	—	—	—	228	—
Core FFO[1]	$ 28,998	$ 30,798	$ 30,069	$ 36,160	$ 30,928
Adjustments:					
Deferred rent[2]	456	333	333	2,388	456
Straight-line rent adjustments	(1,788)	(1,294)	(1,297)	(1,176)	(1,357)
Amortization of deferred financing costs	578	578	577	452	425
Stock-based compensation	1,991	1,299	1,163	461	2,245
AFFO[1]	$ 30,235	$ 31,714	$ 30,845	$ 38,285	$ 32,697

(1) The three months ended March 31, 2024 include $4.1 million of lease termination fee income received.

(2) The three months ended March 31, 2024 include a $2.0 million severance fee received from GenesisCare in exchange for the Severed Properties, and will be recognized in rental revenues over the remaining GenesisCare amended master lease term.

Sila realty trust

22 | Page

Glossary Q4 | 2024

Liquidity

A financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the Company's credit facility at a point in time.

Market Capitalization

The total number of outstanding shares of the Company's common stock, restricted stock, and performance-based deferred stock units as of period end multiplied by the closing price per share of the Company's common stock on the New York Stock Exchange as of period end.

Net Asset Value (NAV)

NAV is determined by the board of directors, at the recommendation of the Company's audit committee, and based on the estimated fair value of the Company's assets, less the estimated fair value of the Company's liabilities, divided by the number of shares outstanding on a diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the Institute for Portfolio Alternatives in April 2013, in addition to guidance from the SEC.

Net Debt

Net debt, a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company's leverage metrics.

The following is a reconciliation of total credit facility debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands):

	As of				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Total credit facility debt, net	$ 521,921	$ 521,611	$ 521,301	$ 521,009	$ 523,153
Deferred financing costs, net	3,079	3,389	3,699	3,991	1,847
Principal debt outstanding	525,000	525,000	525,000	525,000	525,000
Less: cash and cash equivalents	39,844	28,606	86,971	90,242	202,019
Net debt	$ 485,156	$ 496,394	$ 438,029	$ 434,758	$ 322,981

Net Operating Income (NOI), Cash NOI and Same Store Cash NOI

NOI, a non-GAAP financial measure, is defined as rental revenue, less rental expenses, on an accrual basis. Cash NOI is calculated to exclude the impact of GAAP adjustments to rental revenue and rental expenses, consisting of straight-line rent adjustments, net of write-offs, amortization of above- and below-market lease intangibles (including ground leases), and internal property management fees, then including deferred rent received in cash, and is used to evaluate the cash-based performance of the Company's real estate portfolio. Same store Cash NOI is calculated to exclude non-same store cash NOI. The Company believes that NOI and Cash NOI both serve as useful supplements to net income (loss) because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income (loss), determined in accordance with GAAP. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net income (loss) as presented in the consolidated financial statements included on the Company's Annual Report on Form 10-K filed with the SEC on March 6, 2024.

Sila realty trust

23 | Page

Glossary
Q4 | 2024

Net Operating Income (NOI), Cash NOI and Same Store Cash NOI (Continued)

The following is a reconciliation from net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to NOI, Cash NOI and Same Store Cash NOI, for the following periods (amounts in thousands):

	Three Months Ended				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Rental revenue	$ 46,545	$ 46,118	$ 43,554	$ 50,639	$ 45,914
Rental expenses	(5,912)	(5,823)	(5,849)	(5,554)	(5,468)
Net operating income	40,633	40,295	37,705	45,085	40,446
Adjustments:					
Straight-line rent adjustments, net of write-offs	(1,788)	(1,294)	(1,297)	(1,176)	293
Amortization of above (below) market lease intangibles, including ground leases, net	347	183	1,877	(629)	276
Internal property management fee	1,312	1,295	1,260	1,272	1,332
Deferred rent[1]	456	333	333	2,388	456
Cash NOI[1,2]	40,960	40,812	39,878	46,940	42,803
Non-same store cash NOI[2,3]	(3,168)	(2,764)	(2,118)	(8,235)	(4,759)
Same store cash NOI[4]	37,792	38,048	37,760	38,705	38,044
Listing-related expenses	—	(32)	(2,924)	(56)	—
General and administrative expenses	(7,015)	(4,800)	(5,347)	(8,174)	(7,418)
Depreciation and amortization	(17,745)	(17,865)	(20,246)	(18,898)	(18,841)
Impairment and disposition losses	—	(792)	(418)	—	(17,544)
Gain on dispositions of real estate	265	—	—	76	—
Interest and other income	241	597	1,051	2,241	532
Interest expense	(5,265)	(5,468)	(5,193)	(5,294)	(6,171)
Straight-line rent adjustments, net of write-offs	1,788	1,294	1,297	1,176	(293)
Amortization of above (below) market lease intangibles, including ground leases, net	(347)	(183)	(1,877)	629	(276)
Internal property management fee	(1,312)	(1,295)	(1,260)	(1,272)	(1,332)
Deferred rent[1]	(456)	(333)	(333)	(2,388)	(456)
Non-same store cash NOI[2,3]	3,168	2,764	2,118	8,235	4,759
Net income (loss) attributable to common stockholders	$ 11,114	$ 11,935	$ 4,628	$ 14,980	$ (8,996)

(1) The three months ended March 31, 2024 include a $2.0 million severance fee received from GenesisCare in exchange for the Severed Properties, and will be recognized in rental revenues over the remaining GenesisCare amended master lease term.

(2) The three months ended March 31, 2024 include $4.1 million of lease termination fee income received.

(3) The three months ended March 31, 2024 include $1.5 million of the total $2.0 million severance fee received from GenesisCare in exchange for the Severed Properties, and will be recognized in rental revenues over the remaining GenesisCare amended master lease term.

(4) The three months ended March 31, 2024 include $0.5 million of the total $2.0 million severance fee received from GenesisCare in exchange for the Severed Properties, and will be recognized in rental revenues over the remaining GenesisCare amended master lease term.

Remaining Lease Term

The number of periods remaining in each tenant's lease, calculated on a weighted average basis using annualized base rent.

Rent Escalation

The amount of base rent increases that are included within each tenant's lease, calculated on a weighted average basis using contractual annualized base rent, excluding leases tied to the consumer price index (CPI).

Sila realty trust
24 | Page

Q4 | 2024 Total Real Estate Investments at Cost Represents the contractual purchase price of real estate properties acquired, including capitalized acquisition costs, and capital expenditures incurred since acquisition, reduced by the cost basis of properties sold. Same Store Properties Operating properties that were owned and operated for the entirety of all calendar periods being compared, excluding properties under development, re- development, or classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating same store properties, management is able to monitor the operations of the Company's existing properties for comparable periods to measure the performance of the current portfolio and the effects of new acquisitions and dispositions on net income (loss). Glossary | Page25